EXHIBIT 99.1


                                PROMISSORY NOTE

FACE AMOUNT                                          $687,500
PRICE                                                $550,000
INTEREST RATE                                        0% per month
NOTE NUMBER                                          April-2006-101
ISSUANCE DATE                                        April 21, 2006
MATURITY DATE                                        April 21, 2007

FOR VALUE RECEIVED, EGPI Firecreek, Inc., a Nevada corporation, and all of its subsidiaries (the "Company") (OTC BB: EFCR) hereby promises to pay to the order of DUTCHESS PRIVATE EQUITIES FUND, L.P. (collectively, the "Holder") by the Maturity Date, or earlier, the Face Amount of Six Hundred and Eighty-seven Thousand Five Hundred Dollars ($687,500) U.S., (this "Note") in such amounts, at such times and on such terms and conditions as are specified herein (sometimes hereinafter the Company and the Holder are referred to collectively as "the Parties").

Any capitalized term not defined in this Note are defined in the Investment Agreement for the Equity Line of Credit between Dutchess Private Equities Fund, II, LP (the "Investor") and the Company (the "Equity Line"), which definitions the Company and the Holder incorporate herein by reference.

ARTICLE 1   Method of Payment

     Section 1.1 Payments made to the Holder by the Company in satisfaction of this Note (referred to as a "Payment," or "Payments") shall be drawn from each Put under the Equity Line of Credit provided by the Investor to the Company. The Company shall make payments to the Holder in the amount of the greater of a) one hundred percent (100%) of each Put (as defined in the Investment Agreement between the Company and the Investor dated June 28, 2005) given to the Investor from the Company; or, b) fifty-seven thousand two hundred and ninety-one dollars and sixty-seven cents ($57,291.67) (the "Payment Amount") until the Face Amount is paid in full, minus any fees due. The First Payment will be due on June 1, 2006 and each subsequent Payment will be made at the Closing of each Put ("Payment Date" or "Payment Dates") until this Note is paid in full, with a minimum amount of fifty-seven thousand two hundred and ninety-one dollars and sixty-seven cents ($57,291.67) per month. Notwithstanding any provision to the contrary in this Note, the Company may pay in full to the Holder the Face Amount, or any balance remaining thereon, in readily available funds at any time and from time to time without penalty.

     Section 1.2 Payments pursuant to this Note shall be drawn directly from the Closing of each Put and shall be wired directly to the Holder on the Closing
Date and shall be included in the calculation of the Threshold Amount (as defined in Section 1.4, below). The Company agrees to fully execute and diligently carry out Puts to the Investor, on the terms set forth in the Investment Agreement. The Company agrees that the Put Amount shall be for the maximum amount allowed under the Investment Agreement. Further, the Company agrees to


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issue  Puts  to the  Investor  for  the  maximum  frequency  allowed  under  the
Investment Agreement. Failure to comply with any and all the terms of the Investment Agreement will result in an Event of Default as defined in this Agreement in Article 4.

     Section 1.3 In order to assist the Company in meeting its obligations under this Note, the Company hereby authorizes the Investor to transfer funds from each Put directly to the Holder. A Put shall be deemed closed after the funds are transferred to the Holder.

     Section 1.4 After Closing, the Company must make a Prepayment to the Holder when the aggregate amount of financing ("Financing") received by the Company is in excess of one hundred thousand dollars ($100,000) ("Threshold Amount"). The Company agrees to pay one hundred percent (100%) of any proceeds raised by the Company over the Threshold Amount toward the prepayment of the Note until the Face Amount is paid in full and any penalties due. The Prepayments shall be made to the Holder within one (1) business day of the Company's receipt of the Financing. Failure to do so will result in an Event of Default. The Threshold Amount shall also pertain to any assets sold, transferred or disposed of by the Company and any cash balances in the Company bank or brokerage accounts at the end of each month.

ARTICLE 2   Collateral

     Section 2.1 The Company does hereby agree to issue to the Holder for use as Collateral forty (40) signed Put Notices consistent with the conditions set forth in Article 12. In the event, the Holder uses the Collateral in full, the Company shall immediately deliver to the Holder additional Put Notices as requested by the Holder.

     Section 2.2 Upon the completion of the Company's obligation to the Holder of the Face Amount of this Note, the Company will not be under any further obligation to complete additional Puts. All remaining Put sheets shall be marked "VOID" by the Holder and returned to the Company at the Company's request.


ARTICLE 3   Unpaid Amounts

     Section 3.1 In the event that on the Maturity Date the Company has any remaining amounts unpaid on this Note (the "Residual Amount"), the Holder can exercise its right to increase the Face Amount by ten percent (10%) as an initial penalty AND an additional two and one-half percent (2.5%) per month paid, pro rata for partial periods, compounded daily, as liquidated damages ("Liquidated Damages"). If a Residual Amount remains, the Company is in Default and the Holder may elect remedies as set forth in Article 4, below. The Parties acknowledge that Liquidated Damages are not interest and should not constitute a penalty.


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

ARTICLE 4   Defaults and Remedies

     Section 4.1 EVENTS OF DEFAULT. An "Event of Default" occurs if any one of the following occur:

          (a) The Company does not make a Payment within two (2) business days of (i) the Closing of a Put; or (ii) a Payment Date; or, (iii) a Residual Amount on the Note exists on the Maturity Date; or

          (b) The Company, pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined): (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a Custodian (as hereinafter defined) of the Company or for its property; (iv) makes an assignment for the benefit of its creditors; or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary case; (B) appoints a Custodian of the Company or for its property; or (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for sixty (60) calendar days; or

          (c) The Company's $0.001 par value common stock (the "Common Stock") is suspended or is no longer listed on any recognized exchange, including an electronic over-the-counter bulletin board, for in excess of two (2) consecutive trading days; or

          (d) Either the registration statement for the underlying shares in the Investment Agreement is not effective for any reason and is not cured within five (5) days; or,

          (e) Any of the Company's representations or warranties contained in this Agreement were false when made; or,

          (f) The Company breaches this Agreement, and such breach, if and only if such breach is subject to cure, continues for a period of five (5) business days.

As used in this Section 4.1, the term "Bankruptcy Law" means Title 11 of the United States Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     Section 4.2 REMEDIES. In the Event of Default, the Holder may elect to garnish revenue from the Company in an amount that will repay the Holder on the schedules outlined in this Agreement and fully enforce the Security Agreement dated November 10, 2005, between the Holder and the Company.

     For EACH AND EVERY Event of Default, as outlined in this Agreement, the Holder can exercise its right to increase the Face Amount of the Note by ten percent (10%) as an initial penalty. In addition, the Holder may elect to increase the Face Amount of the Note by two and one-half percent (2.5%) as Liquidated Damages, compounded daily. The Parties acknowledge that Liquidated Damages are not interest under the terms of this Agreement, and shall not constitute a penalty.

     In the event of a Default hereunder, the Holder, at its sole election, shall have the right, but not the obligation, to either:

          a) Switch the Residual Amount to a three-year ("Convertible Maturity Date"), eighteen percent (18%) interest bearing convertible debenture at the terms described hereinafter (the "Convertible Debenture"). In the event of Default, the Convertible Debenture shall be


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considered closed  ("Convertible  Closing Date"), as of the date of the Event of
Default. If the Holder chooses to convert the Residual Amount to a Convertible Debenture, the Company shall have twenty (20) business days after notice of default from the Holder (the "Notice of Convertible Debenture") to file a registration statement covering an amount of shares equal to three hundred percent (300%) of the Residual Amount. Such registration statement shall be declared effective under the Securities Act of 1933, as amended (the "Securities Act"), by the Securities and Exchange Commission (the "Commission") within sixty
(60) business days of the Convertible Closing Date. In the event the Company does not file such registration statement within twenty (20) business days of the Holder's request, or such registration statement is not declared by the Commission to be effective under the Securities Act within the time period described above the Residual Amount shall increase by five thousand dollars ($5,000) per day. In the event the Company is given the option for accelerated effectiveness of the registration statement, the Company will cause such
registration   statement  to  be  declared   effective  as  soon  as  reasonably
practicable and will not take any action to delay the registration to become effective. In the event that the Company is given the option for accelerated effectiveness of the registration statement, but chooses not to cause such registration statement to be declared effective on such accelerated basis, the Residual Amount shall increase by five thousand dollars ($5,000) per day commencing on the earliest date as of which such registration statement would have been declared to be effective if subject to accelerated effectiveness; or

          b) The Holder may increase the Payment Amount described under Article 1 to fulfill the repayment of the Residual Amount. The Company shall provide full cooperation to the Holder in directing funds owed to the Holder on any Put made by the Company to the Investor. The Company agrees to diligently carry out the terms outlined in the Investment Agreement for delivery of any such shares. In the event the Company is not diligently fulfilling its obligation to direct funds owed to the Holder from Puts to the Investor, as reasonably determined by the Holder, the Holder may, after giving the Company two (2) business days advance notice to cure the same, elect to increase the Face Amount of the Note by 2.5% each day, compounded daily, in additional to and on top of additional remedies available to the Holder under this Note.

Section 4.3   Conversion Privilege

          (a) The  Holder  shall  have the  right  to  convert  the  Convertible
Debenture into shares of Common Stock at any time following the Convertible Closing Date and before the close of business on the Convertible Maturity Date. The number of shares of Common Stock issuable upon the conversion of the Convertible Debenture shall be determined pursuant to Section 4.4, but the number of shares issuable shall be rounded up to the nearest whole share.

          (b) The Holder may convert the Convertible Debenture in whole or in part, at any time and from time to time.

          (c) In the event all or any portion of the Convertible Debenture remains outstanding on the Convertible Maturity Date (the "Debenture Residual
Amount"),   the


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

unconverted  portion  of  such  Convertible   Debenture  will  automatically  be
converted  into  shares of Common  Stock on such date in the manner set forth in
Section 4.4 (c).

Section 4.4   Conversion Procedure.

          (a) The Holder may elect to convert the Residual Amount in whole or in part any time and from time to time following the Convertible Closing Date. Such conversion shall be effectuated by providing the Company, or its attorney, with that portion of the Convertible Debenture to be converted together with a facsimile or original of the signed notice of conversion (the "Notice of Conversion"). The date on which the Notice of Conversion is effective ("Conversion Date") shall be deemed to be the date on which the Holder has delivered to the Company a facsimile or original of the signed Notice of Conversion, as long as the original Convertible Debenture(s) to be converted are received by the Company within five (5) business days thereafter. When the Convertible Debenture has been provided to the Company, the Holder can elect to either reissue the Convertible Debenture, or continually convert the existing Debenture. Any Notice of Conversion faxed by the Holder to the Company on a particular day shall be deemed to have been received no later than the previous business day (receipt being via a confirmation of the time such facsimile to the Company is received).

          (b) COMMON STOCK TO BE ISSUED. Upon the conversion of any Convertible Debentures by the Holder, the Company shall instruct its transfer agent to issue stock certificates without restrictive legends or stop transfer instructions, if, at that time, the aforementioned registration statement described in Section
4.2 has been declared effective (or with proper restrictive legends if the registration statement has not as yet been declared effective), in such denominations representing the number of shares of Common Stock issuable upon such conversion. In the event that the Debenture is deemed saleable under Rule 144 of the Securities Exchange Act of 1933, the Company shall, upon a Notice of Conversion, instruct the transfer agent to issue free trading certificates without restrictive legends, subject to other applicable securities laws. The Company is responsible for all costs associated with the issuance of the shares, including but not limited to the opinion letter, overnight delivery of the certificates and any other costs that arise. The Company shall act as registrar of the Shares of Common Stock to be issued and shall maintain an appropriate ledger containing the necessary information with respect to each Convertible Debenture. The Company warrants that no instructions have been given or will be given to the transfer agent which limit, or otherwise prevent resale and that the Common Stock shall otherwise be freely resold, except as may be set forth herein or subject to applicable law.

          (c) CONVERSION RATE. The Holder is entitled to convert the Debenture Residual Amount, plus accrued interest and penalties, anytime following the Convertible Closing Date, at the lesser of either (i) fifty percent (50%) of the lowest closing bid price during the fifteen (15) trading days immediately preceding the Converstion Date, or (ii) 100% of the lowest bid price for the twenty (20) trading days immediately preceding the Convertible Closing Date ("Fixed Conversion Price"). No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share.

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

          (d) Nothing contained in the Convertible Debenture shall be deemed to establish or require the Company to pay interest to the Holder at a rate in excess of the maximum rate permitted by applicable law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Holder to the Company. In the event this Section 4.4(d) applies, the Parties agree that the terms of this Note shall remain in full force and effect except as is necessary to make the interest rate comply with applicable law.

          (e) The Holder shall be treated as a shareholder of record on the date the Company is required to issue the Common Stock to the Holder. If prior to the issuance of stock certificates, the Holder designates another person as the entity in the name of which the stock certificates requesting the Convertible Debenture are to be issued, the Holder shall provide to the Company evidence that either no tax shall be due and payable as a result of such transfer or that the applicable tax has been paid by the Holder or such person. If the Holder converts any part of the Convertible Debentures, or will be, the Company shall issue to the Holder a new Convertible Debenture equal to the unconverted amount, immediately upon request by the Holder.

          (f) Within three (3) business days after receipt of the documentation referred to in this Section, the Company shall deliver a certificate, for the number of shares of Common Stock issuable upon the conversion. In the event the Company does not make delivery of the Common Stock as instructed by Holder within five (5) business days after the Conversion Date, the Company shall pay to the Holder an additional one percent (1%) per day in cash of the full dollar value of the Debenture Residual Amount then remaining after conversion, compounded daily.

          (g) The  Company  shall at all  times  reserve  (or  make  alternative written arrangements for reservation or contribution of shares) and have available all Common Stock necessary to meet conversion of the Convertible Debentures by the Holder of the entire amount of Convertible Debentures then outstanding. If, at any time, the Holder submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock (or alternative shares of Common Stock as may be contributed by stockholders of the Company) available to effect, in full, a conversion of the Convertible Debentures (a "Conversion Default," the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Holder all of the shares of Common Stock which are available. Any Convertible
Debentures,  or any  portion  thereof,  which  cannot  be  converted  due to the
Compnay's lack of sufficient authorized common stock (the "Unconverted Debentures"), may be deemed null and void upon written notice sent by the Holder to the Company. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to the Holder, by facsimile, within one (1) business days of such default.

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          (h) The Company  agrees to pay the Holder  payments  for a  Conversion
Default ("Conversion Default Payments") in the amount of (N/365) multiplied by ..24 multiplied by the initial issuance price of the outstanding or tendered but not converted Convertible Debentures held by the Holder where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Convertible Debentures. The Company shall send notice ("Authorization Notice") to the Holder that additional shares of Common Stock have been authorized, the Authorization Date, and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the conversion rate set forth in the first sentence of this paragraph, upon written notice sent by the Holder to the Company, which Conversion Default shall be payable as follows: (i) in the event the Holder elects to take such payment in cash, cash payment shall be made to the Holder within five (5) business days, or
(ii) in the event Holder elects to take such payment in stock, the Holder may convert at the conversion rate set forth in the first sentence of this paragraph until the expiration of the conversion period.

          (i) The Company acknowledges that its failure to maintain a sufficient number of authorized but unissued shares of Common Stock to effect in full a conversion of the Convertible Debentures in full will cause the Holder to suffer irreparable harm, and that the actual damages to the Holder will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The Parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable, and under the circumstances, do not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Convertible Debenture.

          (j) If, by the third (3rd) business day after the Conversion Date, any portion of the shares of the Convertible Debentures have not been delivered to the Holder and the Holder purchases, in an open market transaction or otherwise, shares of Common Stock (the "Covering Shares") necessary to make delivery of shares which would had been delivered if the full amount of the shares to be converted had been delivered to the Holder, then the Company shall pay to the Holder, in addition to any other amounts due to Holder pursuant to this Convertible Debenture, and not in lieu thereof, the Buy-In Adjustment Amount (as defined below). The "Buy In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares minus (y) the net proceeds (after brokerage commissions, if any) received by the Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Holder in immediately available funds within five (5) business days of written demand by the Holder. By way of illustration and not in limitation of the foregoing, if the Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In
Adjustment Amount which the Company will be required to pay to the Holder will be $1,000.

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ARTICLE 5   Additional Financing and Registration Statements

     Section 5.1 The Company will not enter into any additional financing agreements whether for debt or equity, without prior expressed written consent from the Holder. Violation of this Article 5.1 will result in an Event of Default and the Holder may elect to take the action or actions outlined in
Article 4.

     Section 5.2 The Company agrees that it shall not file any registration statement which includes any of its Common Stock, including those on Form S-8, until such time as the Note is paid off in full ("Lock-Up Period") or without the prior written consent of the Holder.

     Section 5.3 If, at any time, while this Note is outstanding, the Company issue or agrees to issue to any entity or person ("Third Party") for any reason whatsoever, any debt, common stock or securities convertible into or exercisable for shares of common stock (or modify any such terms in effect prior to the execution of this Note) (a "Third Party Financing"), at terms deemed by the Holder to be more favorable to the Third Party, then the Company grants to the Holder the right, at the Holder's election, to modify the terms of this Note to match or conform to the more favorable term or terms of the Third Party Financing. The rights of the Holder in this Section 5.3 are in addition to all other rights the Holder has pursuant to this Note and the Security Agreement between the Holder and the Company.

     Section 5.4 During the period of time that this Note is in force, the Company's officers, insiders, affiliates or other related parties shall refrain from selling any Stock.

ARTICLE 6   Notice.

     Section 6.1 Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Note must be in writing and will be deemed to have been delivered (i) upon delivery, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, so long as it is properly addressed. The addresses and facsimile numbers for such communications shall be:

If to the Company:

         Attn: Dennis Alexander
         EGPI Firecreek, Inc.
         6564 Smoke Tree Lane
         Scottsdale, Arizona 85253
         Telephone: (480) 948-6581
         Fax: (480)  443-1430


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If to the Holder:

Dutchess Capital Management, LLC
Douglas Leighton
50 Commonwealth Ave, Suite 2
Boston, MA  02116
(617) 301-4700
(617) 249-0947

     Section 6.2 The Parties are required to provide each other with five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

ARTICLE 7   Time

     Where this Note authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a holiday on which the United States Stock Markets ("US Markets") are closed ("Holiday"), such payment shall be made or condition or obligation performed on the last business day preceding such Saturday, Sunday or Holiday. A "business day" shall mean a day on which the US Markets are open for a full day or partial of trading.


ARTICLE 8   No Assignment.

     This Note and the obligations hereunder shall not be assigned, except as otherwise provided herein.

ARTICLE 9   Rules of Construction.

     In this Note, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the tense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in the Note are inserted for convenience of reference only, and they neither form a part of this Note nor are they to be used in the construction or interpretation hereof. Wherever, in this Note, a determination of the Company is required or allowed, such determination shall be made by a majority of the Board of Directors of the Company and, if it is made in good faith, it shall be conclusive and binding upon the Company.

ARTICLE 10   Governing Law

     The validity, terms, performance and enforcement of this Note shall be governed and construed by the provisions hereof and in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements that are negotiated, executed, delivered and performed solely in the Commonwealth of Massachusetts.

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ARTICLE 11   Disputes Subject to Arbitration

     The parties to this Note will submit all disputes arising under it to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association ("AAA"). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts. No party to this agreement will challenge the jurisdiction or venue provisions as provided in this section. Nothing in this section shall limit the Holder's right to obtain an injunction for a breach of this Agreement from a court of law.


ARTICLE 12   Conditions to Closing

     The Company shall have delivered the proper Collateral to the Holder before Closing of this Note.

ARTICLE 13   Structuring and Administration Expense

     The Company agrees to pay for related expenses associated with the proposed transaction of $50,000. This amount shall cover, but is not limited to, the following: due diligence expenses, UCC-1 filing fees, document creation expenses, closing costs, and transaction administration expenses. All such structuring and administration expenses shall be deducted from the first closing.

ARTICLE 14   Indemnification

     In consideration of the Holder's execution and delivery of this Agreement and the acquisition and funding by the Holder of this Note and in addition to all of the Company's other obligations under the documents contemplated hereby, the Company shall defend, protect, indemnify and hold harmless the Holder and all of its shareholders, officers, directors, employees, counsel, and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnities") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including, without limitation, reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Note, or any other certificate, instrument or document contemplated hereby or thereby (ii) any breach of any covenant, agreement or obligation of the Company contained in the Note or any other certificate, instrument or document contemplated hereby or thereby, except insofar as any such misrepresentation, breach or any untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to the

Company by, or on behalf of, the Holder or is based on illegal trading of the Common Stock by the Holder. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights the Holder may have, and any liabilities the Holder may be subject to.

ARTICLE 15   Equity Incentive

     The Company shall issue a convertible debenture ("Incentive Debenture") in the amount of $171,875 as an incentive for the Holder to enter into this Note. The Incentive Debenture Agreement is attached hereto as Exhibit A and incorporated herein by reference. The shares of common stock underlying the Incentive Debenture shall carry piggyback registration rights. Failure to register the shares of common stock underlying the Incentive Debenture, in a registration statement as described herein, shall constitute an Event of Default and remedies under Article 4 may be taken by the Holder.

ARTICLE 16   Use of Proceeds

     The Company shall use the funds for general corporate purposes.

ARTICLE 17   Waiver

     The Holder's delay or failure at any time or times hereafter to require strict performance by Company of any obligations, undertakings, agreements or covenants shall not waive, affect, or diminish any right of the Holder under this Note to demand strict compliance and performance herewith. Any waiver by the Holder of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Note, and no Event of Default, shall be deemed to have been waived by the Holder, nor may this Note be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by a separate instrument in writing specifying such waiver, amendment, change or modification and signed by the Holder.

ARTICLE 18   Senior Obligation

     The Company shall cause this Note to be senior in right of payment to all other current or future debt of the Company. The Company warrants that it has taken all necessary steps to subordinate its other obligations to the rights of the Holder in this Note.

ARTICLE 19   Transactions With Affiliates

     The Company shall not, and shall cause each of its Subsidiaries to not enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, persons who were officers or directors at any time during the previous two years, shareholders who beneficially own five percent (5%) or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a "Related Party") during the Lock Up Period.

ARTICLE 20   Equity Line Obligations

     At the request of the Holder, at any time after the Company's current effective registration statement for the Equity Line of Credit with Dutchess Private Equities, II, LP (File No: 333-129928), has fifty million (50,000,000) shares or less remaining for issuance, the Company shall immediately execute a new Investment Agreement for an Equity Line of Credit under the same terms and conditions as the previous Equity Line. The Company shall immediately prepare and file a registration statement for the registration of shares as set forth in the new Investment Agreement. The Holder shall also retain the right to determine the date of the filing of such registration statement. Failure to do any action outlined in this Article will result in an Event of Default.

ARTICLE 21   Security

     The Holder shall have full right to exercise the Security Agreement between the Company and the Holder dated November 10, 2005.

ARTICLE 22   Miscellaneous

     Section 22.1 This Note may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Note by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Note by such party. Such facsimile copies shall constitute enforceable original documents.

     Section 22.2 The Company warrants that the execution, delivery and performance of this Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree, including United States federal and state securities laws and regulations and the rules and regulations of the principal securities exchange or trading market on which the Common Stock is traded or listed (the "Principal Market"), applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor its Subsidiaries is in violation of any term of, or in default under, the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or their organizational charter or by-laws, respectively, or any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not individually or in the aggregate have a Material Adverse Effect as defined below. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule, order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. The Company is not required to obtain any consent, authorization, permit or order of, or make any filing or registration (except the filing of a registration statement) with, any court, governmental authority or agency, regulatory or self-regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Note in accordance with the terms hereof or thereof. All consents, authorizations, permits, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and are in full force and effect as of the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not, and will not be, in violation of the listing requirements of the Principal Market as in effect on the date hereof and on each of the Closing Dates and is not aware of any facts which would lead to delisting of the Common Stock by the Principal Market.

     Section 22.3 The Company and its "Subsidiaries" (which for purposes of this Note means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the respective jurisdictions of their incorporation, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Both the Company and its Subsidiaries are duly qualified to do business and are in good standing in every jurisdiction in which their ownership of property or the nature of the business conducted by them makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Note, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Note.

     Section 22.4 Authorization; Enforcement; Compliance with Other Instruments.
(i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Note, and to issue this Note and Incentive Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Note by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Incentive Shares pursuant to this Note, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders, (iii) this Note has been duly and validly executed and delivered by the Company, and (iv) the Note constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     Section 22.5 The execution and delivery of this Note shall not alter the prior written agreements between the Company and the Holder, consisting of the Transaction Documents, associated with any prior transaction document between the Company and the Holder. The execution and delivery of this Note shall not alter the prior written agreements between the Company and the Holder, consisting of the prior Notes currently due to the Holder. This Note is the FINAL AGREEMENT between the Company and the Holder with respect to the terms and conditions set forth herein, and, the terms of this Note may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the Parties. The execution and delivery of this Note is done in conjunction with the execution of the Security Agreement, as defined in Article 21.

     Section 22.6 There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants, auditors and lawyers formerly or presently used by the Company, including but not limited to disputes or conflicts over payment owed to such accountants, auditors or lawyers.

     Section 22.7 All representations made by or relating to the Company of a historical nature and all undertakings described herein shall relate and refer to the Company, its predecessors, and the Subsidiaries.

     Section 22.8 The only officer, director, employee and consultant stock option or stock incentive plan currently in effect or contemplated by the Company has been submitted to the Holder or is described or within past filings with the United States Securities and Exchange Commission. The Company aggress not to initiate or institute any such plan or to issue stock options.

     Section 22.9 The Company acknowledges that its failure to timely meet any of its obligations hereunder, including, but without limitation, its obligations to make Payments, deliver shares and, as necessary, to register and maintain sufficient number of Shares, will cause the Holder to suffer irreparable harm and that the actual damage to the Holder will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Debenture a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and do not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Debenture.

                                      * * *




                   [BALANCE OF PAGE LEFT BLANK INTENTIONALLY]

Any misrepresentations shall be considered a breach of contract and an Event of Default under this Agreement and the Holder may seek to take actions as described under Article 4 of this Agreement.

IN WITNESS WHEREOF, the Company has duly executed this Note as of the date first written above.

EGPI FIRECREEK, INC.


By
  ---------------------------------------------------
Name:  Dennis Alexander
Title: Chief Executive Officer


DUTCHESS PRIVATE EQUITIES FUND, L.P.
BY ITS GENERAL PARTNER DUTCHESS
CAPITAL MANAGEMENT, LLC
By:
  ---------------------------------------------------
Name:  Douglas H. Leighton
Title: A Managing Member

Exhibit A

                               INCENTIVE DEBENTURE


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FACE AMOUNT                                        $171,875
DEBENTURE NUMBER                                   April-2005-101
ISSUANCE DATE                                      April 21, 2006
MATURITY DATE                                      April 21, 2011

     FOR VALUE RECEIVED, EGPI Firecreek, Inc., a Nevada corporation (the "Company"), hereby promises to pay to the order of DUTCHESS PRIVATE EQUITIES FUND, L.P. (the "Holder") by April 21, 2011, (the "Maturity Date"), the principal amount of One Hundred Seventy-one Thousand eight hundred seventy-five Dollars ($171,875) U.S., in such amounts, at such times and on such terms and conditions as are specified herein.

ARTICLE 1   Method of Payment

     This Debenture must be surrendered to the Company in order for the Holder to receive payment of the principal amount hereof.

ARTICLE 2   CONVERSION

     Section 2.1 Conversion Privilege

          (a) The Holder of this Debenture shall have the right to convert it into shares of Common Stock at any time following the Closing Date and which is before the close of business on the Maturity Date, except as set forth in
Section 2.1(c) below. The number of shares of Common Stock issuable upon the conversion of this Debenture is determined pursuant to Section 2.2 and rounding the result to the nearest whole share.

          (b) This Debenture may not be converted, whether in whole or in part, except in accordance with Article 2.

          (c) In the event all or any portion of this Debenture remains outstanding on the Maturity Date, the unconverted portion of such Debenture will automatically be converted into shares of Common Stock on such date in the manner set forth in Section 2.2.

Section 2.2   Conversion Procedure.

          (a) CONVERSION PROCEDURES. The Face Amount of this Debenture may be converted, in whole or in part, any time following the Closing Date. Such conversion shall be effectuated by surrendering to the Company, or its attorney, this Debenture to be converted together with a facsimile or original of the signed Notice of Conversion which evidences Holder's intention to convert the Debenture indicated. The date on which the Notice of Conversion is effective ("Conversion Date") shall be deemed to be the date on which the Holder has delivered to the Company a facsimile or original of the signed Notice of Conversion, as long as the original Debenture(s) to be converted are received by the Company within five (5) business days thereafter. At such time that the original Debenture has been submitted to the Company, the Holder can elect to whether a reissuance of the debenture is warranted, or whether the Company can retain the Debenture as to a continual conversion by Holder. Notwithstanding the above, any Notice of Conversion received by 5:00 P.M. EST, shall be deemed to have been received the previous business day. Receipt being via a confirmation of time of facsimile of the Holder.

          (b) COMMON STOCK TO BE ISSUED. Upon the conversion of any Debentures and upon receipt by the Company or its attorney of a facsimile, email or original of Holder's signed Notice of Conversion the Company shall instruct its transfer agent to issue stock certificates without restrictive legend or stop transfer instructions, if at that time the Registration Statement has been declared effective (or with proper restrictive legend if the Registration Statement has not as yet been declared effective), in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. The Company shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture. The Company warrants that no instructions, other than these instructions, have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely resold, except as may be set forth herein.

          (c) CONVERSION RATE. Holder is entitled to convert the Face Amount of this Debenture, plus accrued interest, anytime following the Closing Date, at the lesser of (i) 75% of the lowest closing bid price during the fifteen (15) trading days prior to the Conversion Date or (ii) $.02 ("Fixed Conversion Price"), each being referred to as the "Conversion Price". No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share.

          (d) Nothing contained in this Debenture shall be deemed to establish or require the payment of interest to the Holder at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Holder to the Company.

          (e) It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Holder a new Debenture equal to the unconverted amount, if so requested in writing by Holder.

          (f) Within three (3) business days after receipt of the documentation referred to above in Section 2.2(a), the Company shall deliver a certificate, in accordance with Section 2.2(c) for the number of shares of Common Stock issuable upon the conversion. In the event the Company does not make delivery of the Common Stock, as instructed by Holder, within three (3) business days after the Conversion Date, then in such event the Company shall pay to Holder one percent (1%) in cash, of the dollar value of the Debentures being converted, compounded daily, per each day after the third (3rd) business day following the Conversion Date that the Common Stock is not delivered to the Purchaser.

               The Company acknowledges that its failure to deliver the Common Stock within three (3) business days after the Conversion Date will cause the Holder to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Debenture a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Debenture.

               To the extent that the failure of the Company to issue the Common Stock pursuant to this Section 2.2(f) is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this Section 2.2(f) shall not apply but instead the provisions of Section 2.2(g) shall apply.

               The Company shall make any payments incurred under this Section 2.2(f) in immediately available funds within three (3) business days from the date the Common Stock is fully delivered. Nothing herein shall limit a Holder's right to pursue actual damages or cancel the conversion for the Company's failure to issue and deliver Common Stock to the Holder within three (3) business days after the Conversion Date.

               (g) The Company shall at all times reserve (or make alternative written arrangements for reservation or contribution of shares) and have available all Common Stock necessary to meet conversion of the Debentures by all Holders of the entire amount of Debentures then outstanding. If, at any time Holder submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock (or alternative shares of Common Stock as may be contributed by Stockholders) available to effect, in full, a conversion of the Debentures (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Holder all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures"), may be deemed null and void upon written notice sent by the Holder to the Company. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Holders of outstanding Debentures, by facsimile, within three (3) business day of such default (with the original delivered by overnight or two day courier), and the Holder shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two day courier) of its election to either nullify or confirm the Notice of Conversion.

     The Company agrees to pay to all Holders of outstanding Debentures payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Debentures held by each Holder where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ("Authorization Notice") to each Holder of outstanding Debentures that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, upon written notice sent by the Holder to the Company, which Conversion Default shall be payable as follows: (i) in the event Holder elects to take such payment in cash, cash payments shall be made to such Holder of outstanding Debentures by the fifth day of the following calendar month, or (ii) in the event Holder elects to take such payment in stock, the Holder may convert such payment amount into Common Stock at the conversion rate set forth in Section 2.2(c) at any time after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the expiration of the mandatory four (4) year conversion period.

     The Company acknowledges that its failure to maintain a sufficient number of authorized but unissued shares of Common Stock to effect in full a conversion of the Debentures will cause the Holder to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Debenture. Nothing herein shall limit


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

the Holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock.

               (h) If, by the third (3rd) business day after the Conversion Date of any portion of the Debentures to be converted (the "Delivery Date"), the transfer agent fails for any reason to deliver the Common Stock upon conversion by the Holder and after such Delivery Date, the Holder purchases, in an open market transaction or otherwise, shares of Common Stock (the "Covering Shares") solely in order to make delivery in satisfaction of a sale of Common Stock by the Holder (the "Sold Shares"), which delivery such Holder anticipated to make using the Common Stock issuable upon conversion (a "Buy-In"), the Company shall pay to the Holder, in addition to any other amounts due to Holder pursuant to this Debenture, and not in lieu thereof, the Buy-In Adjustment Amount (as defined below). The "Buy In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Holder in immediately available funds within five (5) business days of written demand by the Holder. By way of illustration and not in limitation of the foregoing, if the Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In
Adjustment Amount which the Company will be required to pay to the Holder will be $1,000.

               (i) PROSPECTUS AND OTHER DOCUMENTS. The Company shall furnish to Holder such number of prospectuses and other documents incidental to the registration of the shares of Common Stock underlying the Debentures, including any amendment of or supplements thereto.

               (j) LIMITATION ON ISSUANCE OF SHARES. If the Company's Common Stock becomes listed on the Nasdaq SmallCap Market after the issuance of the Debentures, the Company may be limited in the number of shares of Common Stock it may issue by virtue of (X) the number of authorized shares or (Y) the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded, including, but not necessarily limited to, NASDAQ Rule 4310(c)(25)(H)(i) or Rule 4460(i)(1), as may be applicable (collectively, the "Cap Regulations"). Without limiting the other provisions thereof, (i) the Company will take all steps reasonably necessary to be in a position to issue shares of Common Stock on conversion of the Debentures without violating the Cap Regulations and (ii) if, despite taking such steps, the Company still cannot issue such shares of Common Stock without violating the Cap Regulations, the holder of a Debenture which cannot be converted as result of the Cap Regulations (each such Debenture, an "Unconverted Debenture") shall have the right to elect either of the following remedies:

               (x) if permitted by the Cap Regulations, require the Company to issue shares of Common Stock in accordance with such holder's Notice of Conversion at a conversion purchase price equal to the average of the closing bid price per share of Common Stock for any five (5) consecutive trading days (subject to certain equitable adjustments for certain events occurring during such period) during the sixty (60) trading days immediately preceding the Conversion Date; or

               (y) require the Company to redeem each Unconverted Debenture for an amount (the "Redemption Amount"), payable in cash, equal to the sum of (i) one hundred thirty-three percent (133%) of the principal of an Unconverted Debenture, plus (ii) any accrued but unpaid interest thereon through and including the date (the "Redemption Date") on which the Redemption Amount is paid to the holder.

     A holder of an Unconverted Debenture may elect one of the above remedies with respect to a portion of such Unconverted Debenture and the other remedy with respect to other portions of the Unconverted Debenture. The Debentures shall contain provisions substantially consistent with the above terms, with such additional provisions as may be consented to by the Holder. The provisions of this section are not intended to limit the scope of the provisions otherwise included in the Debentures.

               (k) LIMITATION ON AMOUNT OF CONVERSION AND OWNERSHIP. Notwithstanding anything to the contrary in this Debenture, in no event shall the Holder be entitled to convert that amount of Debenture, and in no event shall the Company permit that amount of conversion, into that number of shares, which when added to the sum of the number of shares of Common Stock beneficially owned, (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934, as may be amended, (the "1934 Act")), by the Holder, would exceed 4.99% of the number of shares of Common Stock outstanding on the Conversion Date, as determined in accordance with Rule 13d-1(j) of the 1934 Act. In the event that the number of shares of Common Stock outstanding as determined in accordance with Section 13(d) of the 1934 Act is different on any Conversion Date than it was on the Closing Date, then the number of shares of Common Stock outstanding on such Conversion Date shall govern for purposes of determining whether the Holder would be acquiring beneficial ownership of more than 4.99% of the number of shares of Common Stock outstanding on such Conversion Date.

               (l) LEGEND. The Holder acknowledges that each certificate representing the Debentures, and the Common Stock unless registered pursuant to the Registration Rights Agreement or exempt from Registration pursuant to Rule 144, shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) IF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

               (m) Prior to conversion of all the Debentures, if at any time the conversion of all the Debentures outstanding would result in an insufficient number of authorized shares of Common Stock being available to cover all the conversions, then in such event, the Company will move to call and hold a shareholder's meeting or have shareholder action with written consent of the proper number of shareholders within thirty (30) days of such event, or such greater period of time if statutorily required or reasonably necessary as regards standard brokerage house and/or SEC requirements and/or procedures, for the purpose of authorizing additional shares of Common Stock to facilitate the conversions. In such an event management of the Company shall recommend to all shareholders to vote their shares in favor of increasing the authorized number of shares of Common Stock. Management of the Company shall vote all of its shares of Common Stock in favor of increasing the number of shares of authorized Common Stock. Company represents and warrants that under no circumstances will it deny or prevent Holder's right to convert the Debentures. Nothing in this Section shall limit the obligation of the Company to make the payments set forth in Section 2.2(g). The Holder, at their option, may request the company to authorize and issue additional shares if the Holder feels it is necessary for conversions in the future In the event the Company's shareholder's meeting does not result in the necessary authorization, the Company shall redeem the outstanding Debentures for an amount equal to (x) the sum of the principal of the outstanding Debentures plus accrued interest thereon multiplied by (y) 133%.

     Section 2.3 FRACTIONAL SHARES. The Company shall not issue fractional shares of Common Stock, or scrip representing fractions of such shares, upon the conversion of this Debenture. Instead, the Company shall round up or down, as the case may be, to the nearest whole share.

     Section 2.4 TAXES ON CONVERSION. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion of this Debenture. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than its name.

     Section 2.5 COMPANY TO RESERVE STOCK. The Company shall reserve the number of shares of Common Stock required pursuant to and upon the terms set forth in the Subscription Agreement to permit the conversion of this Debenture. All shares of Common Stock which may be issued upon the conversion hereof shall upon issuance be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     Section 2.6 RESTRICTIONS ON SALE. This Debenture has not been registered under the Securities Act of 1933, as amended, (the "Act") and is being issued under Section 4(2) of the Act and Rule 506 of Regulation D promulgated under the Act. This Debenture and the Common Stock issuable upon the conversion thereof may only be sold pursuant to registration under or an exemption from the Act.

ARTICLE 3   REPORTS

     The Company will mail to the Holder hereof at its address as shown on the Register a copy of any annual, quarterly or current report that it files with the Securities and Exchange

Commission promptly after the filing thereof and a copy of any annual, quarterly or other report or proxy statement that it gives to its shareholders generally at the time such report or statement is sent to shareholders.


ARTICLE 4   REGISTERED DEBENTURES

     Section 4.1 RECORD OWNERSHIP. The Company, or its attorney, shall maintain a register of the holders of the Debentures (the "Register") showing their names and addresses and the serial numbers and principal amounts of Debentures issued to them. The Register may be maintained in electronic, magnetic or other computerized form. The Company may treat the person named as the Holder of this Debenture in the Register as the sole owner of this Debenture. The Holder of this Debenture is the person exclusively entitled to receive payments of interest on this Debenture, receive notifications with respect to this Debenture, convert it into Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

     Section 4.2 WORN OR LOST DEBENTURES. If this Debenture becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Debenture in lieu hereof upon its surrender. Where the Holder of this Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, the Company shall issue a new Debenture in place of the original Debenture if the Holder so requests by written notice to the Company actually received by the Company before it is notified that the Debenture has been acquired by a bona fide purchaser and the Holder has delivered to the Company an indemnity bond in such amount and issued by such surety as the Company deems satisfactory together with an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request.

ARTICLE 5   NOTICE.

     Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Debenture must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be as stated in the Note of even date.

ARTICLE 6   TIME

     Where this Debenture authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday, or authorizes or requires the payment of money or the performance of a condition or obligation within, before or after a period of time computed from a certain date, and such period of time ends on a Saturday or a Sunday or a public holiday, such payment may be made or condition or obligation performed on the next succeeding business day, and if the period ends at a specified hour, such payment may be made or condition performed, at or before the same hour of such next succeeding business day, with the same force and effect as if made or performed in accordance with the terms of this Debenture. A "business day" shall mean a day on which the banks in New York are not required or allowed to be closed.


ARTICLE 7   NO ASSIGNMENT

     This Debenture shall not be assignable.


ARTICLE 8   RULES OF CONSTRUCTION.

     In this Debenture, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in the Debenture are inserted for convenience of reference only, and they neither form a part of this Debenture nor are they to be used in the construction or interpretation hereof. Wherever, in this Debenture, a determination of the Company is required or allowed, such determination shall be made by a majority of the Board of Directors of the Company and if it is made in good faith, it shall be conclusive and binding upon the Company and the Holder of this Debenture.

ARTICLE 9   GOVERNING LAW

     The validity, terms, performance and enforcement of this Debenture shall be governed and construed by the provisions hereof and in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements that are negotiated, executed, delivered and performed solely in the Commonwealth of Massachusetts.

ARTICLE 10   LITIGATION

DISPUTES SUBJECT TO ARBITRATION GOVERNED BY MASSACHUSETTS LAW
-------------------------------------------------------------

     All disputes arising under this agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws. The parties to this agreement will submit all disputes arising under this agreement to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association ("AAA"). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts. No party to this agreement will challenge the jurisdiction or venue provisions as provided in this section. Nothing in this section shall limit the Holder's right to obtain an injunction for a breach of this Agreement from a court of law.

ARTICLE 11   OPINION LETTER

     In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Holder to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares and Interest Shares. Any costs incurred by Holder for such opinion letter shall be added to the Face Amount of the Debenture. The Company shall also provide any additional information so required by the transfer agent in conjunction with the issuance, including, but not limited to Board Resolutions, within three (3) days of the Conversion Date.

                                      *.*.*



     IN WITNESS WHEREOF, the Company has duly executed this Debenture as of the date first written above.

                                            EGPI FIRECREEK, INC.


                                            By
                                              ----------------------------------
                                            Name:  Dennis Alexander
                                            Title: CEO

                                            DUTCHESS PRIVATE EQUITIES FUND, L.P.
                                            BY ITS GENERAL PARTNER DUTCHESS
                                            CAPITAL MANAGEMENT, LLC

                                            By:
                                              ----------------------------------
                                            Name:  Douglas H. Leighton
                                            Title: A Managing Member






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